CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH

“[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT

IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF

DISCLOSED.

Exhibit 10.1

Amended and Restated Project Appendix 1

to

CAROT Master Services Addendum

This Amended and Restated Project Appendix 1 to the CAROT Master Services Addendum (“A&R Project Appendix 1”), dated as of the last day of signature below (“A&R Effective Date”) and amends and supersedes the Project Appendix 1 dated as of February 4, 2019 (the “Original Effective Date”) and is subject to and incorporates the terms and conditions of the Master Translational Research Services Agreement (“Agreement”) and the CAROT Master Services Addendum (“CAROT Addendum”) by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“PENN”), and Cabaletta Bio, Inc. (“Cabaletta Bio”).  PENN enters this CAROT Project Appendix 1 on behalf of its CAROT.  To the extent rights and obligations attach to the CAROT hereunder, such rights and obligations shall be deemed to attach to PENN.  PENN and Cabaletta Bio may be referred to herein as a “Party” or, collectively, as “Parties”.

1.	Project Description.

a.	Project Title. The title of the Project is Vector Manufacturing by the CAROT.
b.	Project Plan. The Project Plan is attached to this Project Appendix 1.
c.

Project Leader.  The Project Leader is [***].  The PENN Faculty Member under whose auspices the activities are being conducted is [***]. Any required notices sent by Cabaletta Bio or by PENN pursuant to the Agreement for this Project should be sent as indicated below:

Notices to PENN:

[***]

[***]

The Trustees of the University of Pennsylvania

[***]

Notices to Cabaletta Bio:

[***]

With a copy to:

[***]

d.	Product. [***] as further detailed in the Project Plan attached to this Project Appendix 1.

e.	Deliverables. Information as further detailed in Table I of the Project Plan attached to this Project Appendix 1

f.

Project Term; Termination.  The initial term of this Project (“Project Term”) shall begin on the Original Effective Date and shall end upon the completion of the Services under this Project Appendix (“Appendix Expiration Date”) unless terminated sooner pursuant to the terms herein.  CAROT agrees that during the Project Term, it will keep Cabaletta Bio apprised of the timing of the Services based upon reasonable request.  The Parties agree to negotiate in good faith to determine the feasibility of an extension of the Project Term sufficient to complete the Services under this Project Appendix 1.  This Project Appendix 1 may be extended or renewed only by mutual written agreement executed by duly authorized representatives of the Parties.

2.	Budget and Payment Terms.

Cabaletta Bio shall pay PENN for an amount equal to its expenditures and applicable overhead incurred in the conduct of this Project in an amount not to exceed the total amount of [***] as set forth in the Budget attached to this Addendum.  Cabaletta Bio acknowledges that this is a good faith estimate only and not a guarantee of the cost to conduct this Project.  If at any time PENN determines that it will require additional funds for this Project Appendix 1, it shall notify Cabaletta Bio and provide an estimate of the additional amount.  Cabaletta Bio shall not be liable for any costs in excess of the amount of [***] unless it has agreed in a writing, signed by both Parties, to provide additional funds.   Invoices are to be sent to:

[***]

Cabaletta Bio shall make payments in advance to PENN in accordance with the payment schedule set forth in the Budget.

All payments will be made within [***] days of Cabaletta Bio’s receipt of an invoice from PENN and shall clearly identify [***] and Project Appendix 1 to CAROT Master Services Addendum.  All payments are to be payable in United States dollars, and if by check, made out to The Trustees of the University of Pennsylvania.

Select option by checking box:

Pay by check

Mail check to:

[***]

Pay by wire transfer:

Banking Information:

[***] Information for Purposes of Payment Processing: [***]

3.	Modifications and Additional Terms Applicable to this Project. None.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this   Agreement as of the date first written above.

[***] Date:	Cabaletta Bio, Inc. By: /s/ Steven Nichtberger Name: Steven Nichtberger, M.D. Title: Chief Executive Officer Date:

[***]

Project Plan for Project Appendix 1 to CAROT Master Services Addendum pursuant to the Master Translational Research Services Agreement Between the Trustees of the University of Pennsylvania (“PENN”) and Cabaletta Bio, Inc. (“Cabaletta Bio”).

The CAROT will provide four production slots for the manufacturing of Cabaletta Bio’s investigative drug substance.  The production slots are scheduled as follows:

(i)	[***]

(ii)             [***]

(iii)           [***]

(iv)	[***]
(v)	[***]

The parties acknowledge that [***] as of the A&R Effective Date.  The specific dates with respect to [***] will be mutually agreed upon between Cabaletta Bio and Penn.  Cabaletta Bio shall provide PENN with written notice at least [***] days prior to the anticipated start date of manufacture with respect to [***] if Cabaletta Bio determines in its reasonable business judgment that it is necessary to request delay the initiation of [***] and in such event Cabaletta Bio and PENN shall use reasonable efforts and cooperate in good faith to [***], including by [***], if necessary. [***]. At times mutually agreed by the Parties prior to the anticipated start date for manufacture, PENN shall provide the CAROT at PENN with all necessary quantities of packaging and [***], necessary for CAROT/PENN to [***], otherwise the CAROT is free to use the slot for other product in the queue. As set forth in the Agreement, any Cabaletta Bio Materials to be provided hereunder shall be specifically listed in this Appendix. Cabaletta Bio recognizes that many aspects of the chemistry, manufacturing and characterization of the [***] are unique, novel, cutting edge and in some cases not well understood, in contrast to well established types of biologic products such as monoclonal antibodies and, based on the limited manufacturing and characterization experience to date, unexpected results may occur.  CAROT/PENN shall use reasonable efforts to manufacture [***] such that: [***].

Table I:

[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]

[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]

PENN Materials:

[***]

Cabaletta Bio and PENN agree that the [***] is being generated for use by (i) PENN’S Clinical Cell and Vaccine Production Facility for manufacturing to take place under another Project Addendum to the Agreement or (ii) a future contract manufacturer allowed by the FDA and is not for transfer or resale for any other purpose, except as the Parties otherwise agree in writing.   For the avoidance of doubt, Cabaletta Bio understand and agrees that that the Projects to be performed hereunder, and any products to be developed and manufactured under the aforementioned Project Addendums, are developed for Cabaletta Bio in its pre-clinical and Phase 1 Clinical Trial of CAART.

Budget for Appendix 1 to CAROT Master Services Addendum pursuant to the Master Translational Research Services Agreement Between the Trustees of the University of Pennsylvania (“PENN”) and Cabaletta Bio, Inc. (“Cabaletta Bio”)

Subject to the terms of the CAROT Addendum and this A&R Project Appendix 1, Cabaletta Bio shall compensate UPENN a total not to exceed [***] over the period of performance of this CAROT Addendum and A&R Project Appendix 1.   An initial non-refundable payment of [***], and other payments aggregating [***] have previously been paid under the CAROT Addendum and this A&R Project Appendix 1.

Invoices should be sent to:

[***]

Notwithstanding the terms of the Agreement, Cabaletta Bio shall make payment to PENN within [***] of receipt of a detailed invoice as specified in Section 2 of A&R Project Appendix 1 above.

The payment schedule shall be as follows:

A non-refundable deposit payment for the first scheduled production slot in the amount of

[***] upon the execution of this CAROT Addendum and Project Appendix 1.

A payment in the amount of [***], upon [***].

A payment in the amount of [***], [***].

The above payment schedule having been completed as of the Effective date of this amendment, the future payment schedule (i.e. payments due and arising after the A&R Effective Date) shall be as follows:

[***]